UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2025

BIOXYTRAN, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-35027	26-2797630
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

75 Second Ave, Suite 605, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 617-454-1199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	BIXT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 15, 2025, Bioxytran, Inc. (the “Company”) entered into a $1.6 million common stock closing agreement (the “Closing Agreement”) with Triton Funds LP (“Triton”). A portion of the proceeds will pay off an existing noteholder who has agreed to settle the note for $805,000. The foregoing description of amendment to debt modification agreement is qualified in its entirety by reference to Exhibit 10.89 attached hereto and incorporated herein by reference. The balance of the funding will go toward the advancement of regulatory pre-clinical and clinical trials and for working capital needs. Simultaneously, the Company’s management is forfeiting accrued salaries and expenses for a total value of more than $460,000.

Pursuant to the Closing Agreement, subject to certain conditions set forth in the Closing Agreement, Triton will purchase up to 19.9% of the Company’s shares of Common Stock, or 17,538,240 shares of the Company’s Common Stock, based on 88,131,859 shares of Common Stock outstanding on January 20, 2025. The pricing is based on the lowest traded price of Securities 10 days prior to Closing for an amount of $1,600,000 with a purchase fee of $400,000 to be reduced from the investment. The Company has to option to exercise this facility at any time. The shares were offered, and will be issued, pursuant to a selling shareholder prospectus on Form S-1 to be filed with the Securities and Exchange Commission within seven (7) days of the closing date. Closing for sales of Common Stock will occur once the Company’s upcoming registration statement on Form S-1 becomes effective. In addition, the Company has agreed to pay a fee of $35,000 to be reduced from the investment in order to compensate Triton for their administrative expenses related to the transaction. The foregoing description of the Closing agreement is qualified in its entirety by reference to Exhibit 10.88 attached hereto and incorporated herein by reference.

Item 8.01. Other Events

In connection of the information set forth in Item 3.02, in the above, the Company issued on January 16, 2025, a press-release over Globe Newswire, under the title:

Bioxytran Lands $1.6 million Investment to Extinguish Note & Fund Clinical Development

Solely to the extent required by law, the information set forth in Item 3.02, in the above, is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number		Description

10.87	*	Amendment to Debt Modification Agreement dated July 25, 2024.

10.88	*	Closing Agreement with TRITON FUNDS LP, dated January 15, 2025.

10.89	*	Amendment to Debt Modification Agreement dated December 30, 2024.

99.1	*	Press Release dated January 22, 2025 entitled “Bioxytran Secures $1.6 million SPA to Extinguish Note & Fund Clinical Development”.

104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXYTRAN, INC.

	By:	/s/ David Platt, Ph.D.
David Platt, Ph.D., its Chief Executive Officer

Date January 22, 2025